Fees Summary	Jun. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 349,412,000
Previously Paid Amount	0
Total Fee Amount	53,494.98
Total Offset Amount	0
Net Fee	$ 53,494.98